                                                                 EXHIBIT 10(bbb)


                                                                  EXECUTION COPY



                           FIRST AMENDMENT AND WAIVER
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                 This FIRST AMENDMENT AND WAIVER dated as of March 5, 1993 (this "Amendment"), is to the Second Amended and Restated Credit Agreement, dated as of May 4, 1992 (as amended, supplemented or otherwise modified from time to time, the "Second Restated Agreement"), among THE MORNINGSTAR GROUP INC., a Delaware corporation (the "Company"), the financial institutions from time to time parties to the Second Restated Agreement (the "Lenders"), THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "Agent"), and BANQUE PARIBAS, HOUSTON AGENCY, as co-agent for the Lenders (in such capacity, the "Co-Agent").


                             W I T N E S S E T H :


                 WHEREAS, the Company, the Lenders, the Agent and the Co-Agent are parties to the Second Restated Agreement pursuant to which the Lenders have agreed to make, and have made, extensions of credit to the Company;

                 WHEREAS, the Company has notified the Agent, Co-Agent and the Lenders that it intends to (i) acquire Favorite Foods, Inc. ("Favorite Foods") from TSC Holdings, Inc. (the "Acquisition") and (ii) purchase the remaining aggregate outstanding amount of its Debentures (the "Debenture Purchases");

                 WHEREAS, in order to finance and facilitate the Acquisition and the Debenture Purchases, the Company has asked the Lenders to amend the Second Restated Agreement to (i) increase the amount of the Commitments, (ii) amend the Term Loan Amortization schedule, (iii) amend the provisions of the Second Restated Agreement for mandatory prepayment out of Net Cash Flow under certain circumstances and (iv) amend the provisions of the Second Restated Agreement restricting use of proceeds, and the Lenders are willing to amend the Second Restated Agreement in the manner provided for herein; and

                 WHEREAS, the Company has asked the Lenders to waive certain provisions of the Second Restated Agreement to permit the Acquisition, and the Lenders are willing to waive such provisions of the Second Restated Agreement in the manner provided for herein;





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                 NOW, THEREFORE, in consideration of the premises and mutual covenants provided for herein, it is hereby agreed as follows:

                 1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Second Restated Agreement.

                 2.       AMENDMENTS TO THE CREDIT AGREEMENT.

                          a.      Amendments to Section 1.01.

                                  (1)      The definition of "Revolving Credit
                 Commitment" is hereby amended by deleting the reference to "$40,000,000" contained therein and substituting "$30,000,000" therefor.

                                  (2)      The definition of "Term Loan
                 Commitment" is hereby amended by deleting the reference to "$84,000,000" contained therein and substituting
                 "$111,000,000" therefor.

                                  (3)      The following definition is hereby
                 added to Section 1.01 after the preamble of such section and before the definition of "Action":

                 "Acquisition shall mean the Company's acquisition of the stock of Favorite Foods, Inc., a California corporation, a subsidiary of TSC Holdings, Inc., pursuant to that certain Stock Purchase Agreement dated as of February 5, 1993 between TSC Holdings, Inc. and the Company."

                          b. Amendment to Section 1.04. The references to definitions "Initial Step Down Date" and "Revolving Commitment Reduction Date" are hereby deleted.

                          c. Amendment to Section 2.07(a). Section 2.07(a) is hereby amended by deleting the amortization table included therein and substituting the following amortization table therefor:

"Amortization Date                                       Reduction Amount
 -----------------                                       ----------------
June 20, 1993                                                3,500,000
September 20, 1993                                           3,500,000
December 20, 1993                                            3,500,000
March 20, 1994                                               3,500,000
June 20, 1994                                                3,750,000
September 20, 1994                                           3,750,000
December 20, 1994                                            3,750,000
March 20, 1995                                               3,750,000




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
June 20, 1995                                                 4,625,000
September 20, 1995                                            4,625,000
December 20, 1995                                             4,625,000
March 20, 1996                                                4,625,000
June 20, 1996                                                 4,625,000
September 20, 1996                                            4,625,000
December 20, 1996                                             4,625,000
March 20, 1997                                                4,625,000
June 20, 1997                                                 5,625,000
September 20, 1997                                            5,625,000
December 20, 1997                                             5,625,000
March 20, 1998                                                5,625,000
June 20, 1998                                                 5,625,000
September 20, 1998                                            5,625,000
December 20, 1998                                             5,625,000
March 20, 1999                                              5,625,000";


                          d. Amendment to Section 2.07(c). Section 2.07(c) is hereby amended by deleting the section in its entirety and substituting the following new Section 2.07(c) therefor:

                          "(c) If on September 30, 1993 any of the Debentures are outstanding, the Revolving Credit Commitment of each Lender shall be automatically and permanently reduced to an amount equal to such Lender's Pro Rata Revolving Share of $25,000,000 as of such date. If no Debentures are outstanding on September 30, 1993, the Revolving Credit Commitment of each Lender shall be automatically and permanently reduced to an amount equal to such Lender's Pro Rata Revolving Share of $25,000,000 as of June 20, 1994."

                          e.      Amendments to Section 2.08.

                                  (1)  Section 2.08(b) is hereby amended by
                                       adding the following proviso at the end
                                       of the section:

                 "provided, however, that if as of the last day of any fiscal year the Company's ratio of Funded Indebtedness to EBITDA exceeds 3.50 to 1.0, the percentage set forth in clause (A) of this sentence shall be 50% instead of 25%."

                                  (2) Section 2.08(d) is hereby amended by adding the following sentence after the first sentence thereof:

                 "If the Company or any of its Subsidiaries shall sell, transfer or otherwise dispose of the parcel of real property presently owned by Favorite Foods Inc. and




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                 located at 201 Union Avenue, Bakersfield, California, one
                 hundred percent (100%) of the Net Cash Proceeds therefrom shall be immediately paid to the Agent to be applied to repay the outstanding Term Loans, such amount to be applied pro-rata to all remaining scheduled repayments of Term Loans."

                                  (3) Section 2.08(f) and 2.08(g) shall be redesignated as Section 2.08(g) and Section 2.08(h), respectively, and all references to Sections 2.08(f) and 2.08(g) in the Second Restated Agreement shall be substituted by references to Sections 2.08(g) and 2.08(h), respectively.

                                  (4)      The following paragraph is added to
                 Section 2.08 as new Section 2.08(f):

                          "(f) Acquisition Adjustments.  If the aggregate
                 amount of all payments received by the Company from the seller in the Acquisition as adjustments to the purchase price paid by the Company to such seller exceeds $500,000, the aggregate amount of such payments received by the Company shall be immediately applied to repayment of the Loans in the manner set forth in Section 2.08(g)."

                          f. Amendment to Section 4.07(a). Section 4.07(a) is hereby amended by deleting the third and fourth sentences thereof and substituting the following therefor:

         "The Term Loans may also be used (i) to finance the Acquisition, (ii) to pay fees and expenses incurred in connection with the Acquisition, the purchase of the Company's Debentures and the transactions contemplated thereby and (iii) to repay the outstanding amount of the Revolving Loans in the amount of $5,000,000."

                          g. Amendment to Section 4.07(b). Section 4.07(b) is hereby amended by deleting the reference to "$4,000,000" contained therein and substituting "$5,625,000" therefor and by deleting the reference to "$6,000,000" in clause (v) and substituting "$5,080,000" therefor.

                          h. Amendment to Section 5.04(e). Section 5.04(e)(i) is hereby amended by deleting the subsection in its entirety and substituting the following:

         "(i)    Investments in Subsidiaries of the Company which are
         Subsidiaries on the Effective Date and Investments in After- Acquired Subsidiaries;provided, that any stock or note evidencing any such Investment shall be pledged to the Agent in accordance with the terms of the Company Security




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         Agreement, and such Subsidiaries shall comply with Sections 5.01(n)
         and 5.01(q) hereof;"

                          i. Amendment to Annex I. Annex I is hereby amended by deleting such Annex in its entirety and substituting therefor the new Annex I attached hereto.

                          j. Amendments to Disclosure Schedules. The Disclosure Schedule attached as Exhibit C to the Second Restated Agreement shall be amended and supplemented as provided in the Disclosure Schedule Amendment and Supplement attached hereto as Exhibit A.

                 3. Amendment Fee. The Company agrees to pay to the Agent for the account of the Lenders an aggregate amendment fee of .25% on the incremental increase in the Commitments ($25,000,000), due and payable on the Amendment Effective Date.

                 4. Waiver. By their execution hereof, in order to permit the Acquisition, each of the Lenders hereby waives the provision of
Section 5.04(c)(x) limiting the aggregate purchase price for acquisitions of or Investments in After-Acquired Subsidiaries to $15,000,000. Such limit is waived by the Lenders solely and only for the purpose of permitting the Acquisition and shall remain in full force and effect with respect to any and all other acquisitions of or Investments in After-Acquired Subsidiaries. Notwithstanding such waiver, for all purposes under the Second Restated Agreement the Acquisition shall be treated as an acquisition permitted under
Section 5.04(c)(x).

                 5. Ratio/Margin Calculations. For purposes of the recalculations of the ratio of Funded Indebtedness to EBITDA under Section 2.05(c)(iii)(D) of the Second Restated Agreement required subsequent to the Acquisition, the Company shall include the additional indebtedness incurred as a result of the Acquisition and shall also include the EBITDA of Favorite Foods on a pro forma basis for the immediately preceding four fiscal quarters based on the unaudited consolidated balance sheets and statements of operations and cash flow of Favorite Foods for the fiscal year ended December 31, 1992. If it is subsequently determined as a result of audit adjustments that the ratio calculated pursuant to Section 2.05(c)(iii)(D) based on the unaudited financial statements resulted in different Margins than those based on the audited financial statements, then the Company shall pay to the Agent, for the benefit of the Lenders, or the Lenders shall repay to the Company, as applicable, any retroactive interest adjustment amount due as a result of such subsequent redetermination of the applicable Margins.

                 6. Conditions to Effectiveness. This Amendment shall become effective (the date of such effectiveness being referred to herein as the "Amendment Effective Date") upon the




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satisfaction on or about March 31, 1993, but in no event later than April 30,
1993, of the following conditions precedent:

                          a.      Agreements.  The Agent shall have received
         (i) counterparts of this Amendment, duly executed and delivered by an authorized officer of the Company and each of the Lenders, (ii) a Subsidiary Security Agreement and Subsidiary Guaranty duly executed and delivered by an authorized officer of Favorite Foods, (iii) an amended Subrogation and Contribution Agreement adding Favorite Foods as a party thereto, duly executed and delivered by an authorized officer of each of the Subsidiaries party thereto, (iv) an amended Company Security Agreement effecting the pledge of the stock of Favorite Foods by the Company to the Agent on behalf of the Lenders, duly executed and delivered by an authorized officer of the Company,
         (v) UCC-1 Financing Statements duly executed and delivered by an authorized officer of Favorite Foods in favor of the Agent on behalf of the Lenders, (vi) Mortgages on each parcel of real property owned by Favorite Foods pledged as security for the Obligations, each duly executed and delivered by an authorized officer of Favorite Foods in favor of the Agent on behalf of the Lenders and (vii) all other Security Documents or other closing documents identified in the closing documents schedule attached hereto as Exhibit B.

                          b. Acquisition. The Company and Favorite Foods shall have executed and delivered all of the agreements necessary to consummate the Acquisition on terms and conditions and in form and substance satisfactory to the Agent, with all material amendments approved by the Agent, and prior or contemporaneous consummation of the transactions contemplated in connection therewith.

                          c. Corporate Proceedings. The Agent shall have received (with a copy for each of the other Lenders) certified copies of (i) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Amendment,
         (ii) the resolutions of the Board of Directors of Favorite Foods authorizing the execution, delivery and performance of each Credit Document to which it is a party and (iii) all other documents evidencing other necessary corporate or other action of Favorite Foods with respect to the Credit Documents to which it is a party, in each case in form and substance satisfactory to the Agent.

                          d. Officers' Certificates. The Agent shall have received (with a copy for each of the other Lenders) (i) a certificate of the Secretary or an Assistant Secretary of the Company and Favorite Foods, in each case in form and substance satisfactory to the Agent, certifying (x) the




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         names and true signatures of the officers of such Credit Party authorized to sign this Amendment and the Credit Documents to which it is a party and (y) a copy of the Governing Documents of Favorite Foods as in effect on the Amendment Effective Date, and (ii) a certificate of the chief executive officer or chief financial officer of the Company, in form and substance satisfactory to the Agent, certifying that the conditions set forth in this Section 6 are satisfied as of the Amendment Effective Date.

                          e. Good Standing Certificates. The Agent shall have received (with a copy for each of the other Lenders) copies of certificates dated as of a recent date (together if practicable, in the opinion of the Agent or the Co- Agent, with date-down telegrams dated as of or one day prior to the Amendment Effective Date) from the Secretary of State or other appropriate authority of such jurisdiction evidencing the good standing of Favorite Foods in the state of its organization and if practicable, in the opinion of the Agent or the Co-Agent, in each other state where the ownership, lease or operation of property by Favorite Foods or the conduct of the business of Favorite Foods requires it to qualify to do business.

                          f. Legal Opinions. The Agent shall have received (with a copy for each of the other Lenders) (i) the opinion of Weil, Gotshal & Manges, special counsel for the Company and Favorite Foods, in form and substance satisfactory to the Agent, (ii) the opinion of John P. Clarson, general counsel of the Company and Favorite Foods, in form and substance satisfactory to the Agent, (iii) the opinions of special local counsel for the Company and Favorite Foods set forth in the Closing Documents Schedule, each in form and substance satisfactory to the Agent, and (iv) the opinion of Weil, Gotshal & Manges, special trademark and patent counsel for the Company and Favorite Foods, in form and substance satisfactory to the Agent.

                          g. Material Contracts and Leases. The Agent shall have received copies of all of the Material Contracts of Favorite Foods pursuant to Section 4.15(d) of the Second Restated Agreement, all of the material Leases and the material Equipment Leases and all agreements (including all stockholders' agreements) relating to the structure, ownership, governance or management of Favorite Foods, together with a certification of a senior officer of the Company that all such copies are true, correct and complete.

                          h. UCC Searches. UCC searches of the offices or other registers for Uniform Commercial Code filings, fixture filings and filings in respect of Intellectual Property shall have revealed that no filings or recordings with




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         respect to any of the Collateral of Favorite Foods in favor of any
         Person other than the Agent, except for Permitted Liens, Liens being satisfied or released in connection with the Acquisition on the Amendment Effective Date and UCC-1 protective filings with respect to personal property leased by Favorite Foods. The Agent shall have received a copy of the search reports resulting from such searches.

                          i. Insurance; Title. The Agent shall have received (i) all insurance policies or certificates of insurance which Favorite Foods is required to maintain pursuant to the Second Restated Agreement or any of the Security Documents, together with an endorsement substantially in the form attached to the Second Restated Agreement as Exhibit G for each, each of which policies and certificates shall be in form and substance reasonably acceptable to the Agent and the Co-Agent and (ii) such evidence of the condition of title to each of the real properties of Favorite Foods as shall be reasonably acceptable to the Agent and the Co-Agent, including, without limitation, title insurance with respect to each of the real properties of Favorite Foods.

                          j. Valuation; Solvency. The Company shall have delivered to the Agent the report or reports of a valuation firm approved by the Agent in form, substance, scope and result satisfactory to the Agent. The Agent shall have received a certificate of the Chief Financial Officer of the Company regarding solvency and other matters of the Company and Favorite Foods substantially in the form attached hereto as Exhibit C.

                          k. Forecasts; Financial Information; Pro Formas. The Agent, the Co-Agent and the Lenders shall have received new forecasts compiled by the Company reasonably satisfactory in form and substance to the Agent setting forth the Company's projections with respect to the financial information referred to in Section 5.03 of the Second Restated Agreement, projected Capital Expenditures and projected consolidated statements of results of operations and cash flow and consolidated balance sheets of the Company and its Subsidiaries on a pro forma basis after giving effect to the Acquisition, this Amendment, the purchase of all of the Debentures and the transactions contemplated by this Amendment and the Credit Documents, such forecasts to cover the period from the Amendment Effective Date through December 31, 1999, to include any assumptions made in connection with the preparation thereof and to be in reasonable detail. The Agent, the Co- Agent and the Lenders shall have received (i) the unaudited consolidated balance sheets and statements of operations and cash flow of Favorite Foods for the fiscal year ended




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         December 31, 1992 and (ii) the unaudited consolidated balance sheets and statements of operations and cash flow of the Company for each fiscal month of 1993 ending twenty (20) days prior to the Amendment Effective Date. The Agent, the Co- Agent and the Lenders shall have received a satisfactory pro forma closing and opening balance sheet of the Company and its subsidiaries as of December 31, 1992, after giving effect to the Acquisition and this Amendment.

                          l. Governmental and Third Party Approvals. The Agent and the Co-Agent each shall have received, on or prior to the Amendment Effective Date, copies of all Governmental Approvals or approvals of any other Person, or group of Persons, which are required to authorize, or are otherwise required in connection with (i) the execution, delivery or performance of this Amendment or any Credit Document by the Company or Favorite Foods, (ii) the consummation of any of the transactions contemplated by this Amendment or (iii) the legality, validity, binding effect or enforceability of this Amendment or any Credit Document. The Agent shall have received evidence reasonably satisfactory to it that all applicable waiting periods have expired without any action being taken by any Governmental Authority which restrains, prevents, or imposes materially adverse conditions upon any aspect of the Acquisition or the consummation thereof.

                          m. Funds-Flow Statement. The Company shall have delivered to each of the Agent and the Co-Agent a funds-flow statement (the "Funds-Flow Statement") certifying the sources and uses of funds in connection with the Acquisition and this Amendment (including repayments of existing Loans and new Borrowings to occur on the Amendment Effective Date) and the payment of all related fees and expenses.

                          n. Fees and Expenses. The Agent shall have received for the account of the relevant Lenders payment in full of the Amendment Fee and all other fees and expenses payable to any of the Agent, the Co-Agent or any Lender, in each case, in their capacity as such, in connection with the Acquisition or this Amendment.

                          o. No Litigation. No Action shall exist or, to the best knowledge of the Company, be threatened with respect to the Acquisition or any transaction contemplated by this Amendment or which could have a Material Adverse Effect.


                          p. Environmental Matters. The Company shall have delivered environmental information with respect to each of the owned and leased properties of Favorite Foods, in form, substance, scope and result reasonably satisfactory to the Agent.




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                          q.      Due Diligence.  The Agent shall have
         completed its due diligence investigation, and shall be satisfied with the results thereof, including without limitation the results of investigation with respect to environmental liability.

                          r. Conditions to Funding. The conditions to making Loans set forth in Section 3.02 of the Second Restated Agreement shall be satisfied before and after giving effect to the Acquisition, this Amendment and the transactions contemplated thereby.

                          s. Other Documents; Information. The Agent shall have received all other statements, certificates, documents and other information with respect to the matters contemplated by this Amendment or any Credit Document as the Agent may reasonably request.

                 7. Representations and Warranties. The Company hereby confirms that the representations and warranties contained in the Second Restated Agreement are true and correct as of the date hereof and will be true and correct on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct on as of such earlier date.

                 8. Continuing Effect of the Second Restated Agreement. This Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a waiver or consent to any action on the part of the Company that would require a waiver or consent of the Lenders or of the Agent or Co-Agent except as expressly stated herein. Except as expressly amended or modified hereby, the provisions of the Second Restated Agreement are and shall remain in full force and effect.

                 9. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                 10. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

                 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered in New York, New York by their proper and duly authorized officers as of the date and year first above written.


                                        THE MORNINGSTAR GROUP INC.,
                                        a Delaware corporation


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________



                                        LENDERS:

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        BANQUE PARIBAS, HOUSTON AGENCY

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        CITICORP USA, INC.

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________




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                                        THE DAIWA BANK, LTD.

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        NATIONSBANK OF TEXAS, N.A.

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        CONTINENTAL BANK N.A.

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________




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